                                                                    EXHIBIT 10.1



                  FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this 12th day of November, 1997 by and among RARE HOSPITALITY INTERNATIONAL, INC. (formerly known as LongHorn Steaks, Inc.), a corporation organized under the laws of Georgia ("RHI" or the "Borrower"), and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of Georgia), as Lender.

                              Statement of Purpose

     The Lender agreed to extend certain Loans to the Borrower pursuant to the Line of Credit Agreement dated as of December 18, 1996 by and among the Borrower and the Lender (as amended or supplemented from time to time, the "Line of Credit Agreement").

       The parties now desire to amend the Line of Credit Agreement in certain respects on the terms and conditions set forth below.

       NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. Effect of Amendment. Except as expressly amended hereby, the Line of Credit Agreement and Loan Documents shall be and remain in full force and effect.

       2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Line of Credit Agreement.

       3. Modification of Line of Credit Agreement. Section 1.1 of the Line of Credit Agreement is hereby modified by deleting the defined term "Commitment" and substituting the following in lieu thereof:

              "'Commitment' means the obligations of the Lender to make Loans to the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed $5,000,000."

       4. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Lender of the following items:

              (a) Note. The Borrower shall issue and deliver to the Lender, in exchange for the Note outstanding, anew Note, payable to the Lender in the amount of the Lender's Commitment.

              (b) Officer's Certificate. The Lender shall have received a certificate from the chief executive officer or chief financial officer of the Borrower to the effect that (after giving effect to this First Amendment and the First Amendment to Credit Agreement of even date herewith by and among the Borrower and certain of its subsidiaries, the Lenders party thereto and First Union National Bank, as Agent) (i) all representations and warranties of the Borrower contained in the Line of Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); (ii) the Borrower is not in violation of any of the covenants contained in the Line of Credit

       Agreement and the other Loan Documents; (iii) no Default or Event of Default has occurred and is continuing and (iv) the Borrower has satisfied each of the closing conditions to be satisfied thereby.

              (c) Certificate of Secretary of the Borrower. The Lender shall have received a certificate of the secretary or assistant secretary of the Borrower certifying that attached thereto is a true and complete copy of the articles of incorporation of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of the Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the borrowings contemplated under the Line of Credit Agreement, as amended hereby, and the execution, delivery and performance of the First Amendment and the other Loan Documents to be executed in connection herewith; and as to the incumbency and genuineness of the signature of each officer of the Borrower executing this First Amendment and the other Loan Documents to be executed in connection herewith.

              (d) Certificate of Good Standing. The Lender shall have received a long-form certificate as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of organization.

              (e) Opinion of Counsel. The Lender shall have received a favorable opinion of counsel to the Borrower addressed to the Lender with respect to the Borrower and the Loan Documents reasonably satisfactory in form and substance to the Lender.

       5. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that (after giving effect to this First Amendment and the First Amendment to Credit Agreement of even date herewith by and among the Borrower, certain of its Subsidiaries, the Lenders party thereto and the First Union National Bank, as Agent) each of the representations and warranties set forth in the Line of Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof no Default or Event of Default has occurred and is continuing.

       6. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Lender in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Lender.

       7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

       8. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

       9. Effective Date. Once executed by each of the parties hereto, this First Amendment shall become effective as of September 27, 1997.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.


[CORPORATE SEAL]                           RARE HOSPITALITY INTERNATIONAL,
                                           INC.

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------


                                           FIRST UNION NATIONAL BANK

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------